                                                                   Exhibit 99(b)

                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
           pursuant to Section 5.07(b) of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

-------------------------------------------------------------------------------

Distribution Date:  March 27, 2002

(i)       Amount of principal being paid or distributed:
          (a)     Class A-1 Notes:    (1)        $0.00
                                      (2) (   $     - , per $1,000 original principal amount of the Notes)
          (b)     Class A-2 Notes:    (1)     $26,658,133.48
                                      (2) (   $ 0.0000467, per $1,000 original principal amount of the Notes)

(ii)      Amount of interest being paid or distributed on:
          (a)     Class A-1 Notes:    (1)        $0.00        2.0400000%  (Based on 3-Month LIBOR)
                                      (2) (   $     - , per $1,000 original principal amount of the Notes)
          (b)     Class A-2 Notes:    (1)     $2,840,380.63   2.2300000%  (Based on 3-Month LIBOR)
                                      (2) (   $ 0.0000050, per $1,000 original principal amount of the Notes)
          (c)     (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:    2.6000000%
                  (2)  The Student Loan Rate was:      Not Applicable

(iii)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
          (a)     Distributed:   (1)        $0.00
                                 (2) ( $     - , per $1,000 original principal amount of the Notes)
          (b)     Balance:       (1)   $     -
                                 (2) ( $     - , per $1,000 original principal amount of the Notes)

(iv)      Pool Balance at end of related Collection Period:   $517,427,181.32

(v)       After giving effect to distributions on this Distribution Date:
          (a)     (1)     Outstanding principal amount of Class A-1 Notes:        $0.00
                  (2)     Class A-1 Note Pool Factor:          -
          (b)     (1)     Outstanding principal amount of Class A-2 Notes:  $482,827,181.32
                  (2)     Class A-2 Note Pool Factor:     0.84647122

(vi)      (a)     (1)     Amount of Servicing Fee for  related Collection Period:       $585,596.64
                  (2)      $ 0.7051983 , per $1,000 original principal amount of the Notes.
          (b)     Amount of Excess Servicing Fee being distributed and remaining balance (if any):
                  (1)     Distributed:    $0.00
                                       $       - , per $1,000 original principal amount of the Notes.
                  (2)     Balance:        $0.00
                                       $       - , per $1,000 original principal amount of the Notes.
          (c)     Amount of Administration Fee for related Collection Period:       $3,000.00
                                   $ 0.0036127 , per $1,000 original principal amount of the Notes




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                                                                          Page 2

(vii)     (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period:    $649.80
                                                                                              ------------------
          (b)     Delinquent Contracts                   # DISB.         %           $ AMOUNT               %
                                                         -------        ---          --------              ---
                  30-60 Days Delinquent                   1,157         1.45%       $ 14,340,309          3.32%
                  61-90 Days Delinquent                     682         0.85%       $  8,840,069          2.05%
                  91-120 Days Delinquent                    372         0.46%       $  4,265,539          0.99%
                  More than 120 Days Delinquent             570         0.71%       $  7,457,403          1.73%
                  Claims Filed Awaiting Payment             317         0.40%       $  2,424,626          0.56%
                                                       ---------      --------     -------------        ---------
                     TOTAL                                3,098         3.87%       $ 37,327,946          8.64%

(viii)    Amount in the Reserve Account:   $1,632,255.94
                                        -------------------------

(ix)      Amount in the Prefunding Account:      $0.00
                                           ----------------------

(x)       Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
          be distributed as a payment of principal in respect of Notes:    $0.00
                                                                       -------------------

(xi)      Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
          to be distributed as a payment of principal in respect of Notes: $0.00
                                                                       -------------------

(xii)     (a)     Cumulative TERI Claims Ration as of Distribution Date    7.21%
                                                                       ----------------
          (b)     TERI Trigger Event has not occured.


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